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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 1995

                    PRUDENTIAL-BACHE/WATSON & TAYLOR, LTD.-2
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             (Exact name of Registrant as specified in its charter)

Texas                                          0-13518           75-1933081
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(State or other jurisdiction of              (Commission     (I.R.S. Employer
incorporation or organization)               File Number)    Identification No.)

One Seaport Plaza, New York, New York 10292-0116
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-1016

                                      N/A
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         (Former name or former address, if changed since last report)




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Item 5. Other Events.

   On December 15, 1995, the Management Committee of Prudential-Bache/Watson & Taylor, Ltd.-2 (the ``Partnership''), determined to seek bids for the properties held by the Partnership. Copies of a press release announcing this decision and a letter to limited partners are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

   99.2 Press release dated December 18, 1995

   99.3 Letter dated December 21, 1995.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Prudential-Bache/Watson & Taylor, Ltd.-2

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner
     By: /s/ Thomas F. Lynch, III                 Date: December 26, 1995
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     Thomas F. Lynch, III
     President

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